Quarterly Statement of Investments | See Notes to Statements of Investments.

aNon-income producing.
bA portion or all of the security is on loan at May 31, 2012.
cSee Note 5 regarding holdings of 5% voting securities.
dSee Note 4 regarding restricted securities.
eSee Note 6 regarding investment in Templeton China Opportunities Fund, Ltd.
fThe rate shown is the annualized seven-day yield at period end.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

Quarterly Statement of Investments | See Notes to Statements of Investments.

Templeton World Fund

Statement of Investments, May 31, 2012 (unaudited) *(continued)*

Singapore Telecommunications Ltd.	Diversified Telecommunication Services	37,886,261	91,136,346
			183,460,994
South Korea 4.9%			
KB Financial Group Inc.	Commercial Banks	1,817,986	56,827,944
POSCO	Metals & Mining	179,983	55,193,140
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	120,902	124,028,838
			236,049,922
Spain 0.8%			
Telefonica SA	Diversified Telecommunication Services	3,535,025	39,049,930
Switzerland 5.2%			
Credit Suisse Group AG	Capital Markets	3,482,390	65,977,977
Novartis AG	Pharmaceuticals	196,990	10,227,586
Roche Holding AG	Pharmaceuticals	645,832	100,759,629
Swiss Re AG	Insurance	1,105,900	63,734,074
UBS AG	Capital Markets	816,590	9,202,079
			249,901,345
Taiwan 2.3%			
Compal Electronics Inc.	Computers & Peripherals	61,531,489	63,443,019
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	17,380,531	49,514,033
			112,957,052
Turkey 0.6%			
ªTurkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	6,764,025	29,504,937
United Kingdom 16.7%			
Aviva PLC	Insurance	13,929,946	56,129,868
BAE Systems PLC	Aerospace & Defense	11,461,262	48,186,551
BP PLC	Oil, Gas & Consumable Fuels	8,734,773	53,137,501
Carillion PLC	Construction & Engineering	7,144,390	28,710,837
GlaxoSmithKline PLC	Pharmaceuticals	5,141,723	113,889,036
Hays PLC	Professional Services	27,516,375	30,712,804
HSBC Holdings PLC	Commercial Banks	7,822,501	61,341,342
ªInternational Consolidated Airlines Group SA	Airlines	17,343,930	37,074,079
Kingfisher PLC	Specialty Retail	18,027,050	78,332,255
ªLloyds Banking Group PLC	Commercial Banks	118,728,710	46,437,149
Royal Dutch Shell PLC, A (EUR Traded)	Oil, Gas & Consumable Fuels	642,257	19,870,359
Royal Dutch Shell PLC, A (GBP Traded)	Oil, Gas & Consumable Fuels	29,614	916,801
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,466,871	78,964,082
Tesco PLC	Food & Staples Retailing	12,627,208	58,851,626
Vodafone Group PLC	Wireless Telecommunication Services	36,180,085	96,414,596
			808,968,886
United States 38.8%			
Abbott Laboratories	Pharmaceuticals	268,154	16,569,236
Accenture PLC, A	IT Services	200,411	11,443,468
American Express Co.	Consumer Finance	870,610	48,606,156
Amgen Inc.	Biotechnology	1,608,330	111,811,102
Baker Hughes Inc.	Energy Equipment & Services	2,084,000	86,965,320
ªBrocade Communications Systems Inc.	Communications Equipment	6,266,350	29,138,528
Chevron Corp.	Oil, Gas & Consumable Fuels	445,452	43,792,386
Cisco Systems Inc.	Communications Equipment	5,806,590	94,821,615
Citigroup Inc.	Diversified Financial Services	2,868,510	76,044,200
Comcast Corp., Special A	Media	3,934,830	113,008,318
CVS Caremark Corp.	Food & Staples Retailing	1,980,680	89,011,759
ªDell Inc.	Computers & Peripherals	4,097,150	50,517,859
FedEx Corp.	Air Freight & Logistics	550,876	49,105,087
The Gap Inc.	Specialty Retail	1,685,541	44,666,837
General Electric Co.	Industrial Conglomerates	1,839,130	35,108,992

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 4 regarding restricted securities.
cSee Note 5 regarding holdings of 5% voting securities.
dSee Note 6 regarding investment in Templeton China Opportunities Fund, Ltd.

Templeton Funds

Notes to Statements of Investments (unaudited)

1. ORGANIZATION

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds).

2. FINANCIAL INSTRUMENT VALUATION

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

3. INCOME TAXES

At May 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Templeton Foreign Fund	Templeton World Fund
Cost of investments	$6,424,663,402	$5,138,971,639
Unrealized appreciation	$330,596,835	$663,258,582
Unrealized depreciation	(1,819,786,077)	(979,198,500)
Net unrealized appreciation (depreciation)	$(1,489,189,242)	$(315,939,918)

4. RESTRICTED SECURITIES

At May 31, 2012, the following funds held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
Templeton Foreign Fund				
2,785,958	Templeton China Opportunities Fund, Ltd., Reg D			
	Total Restricted Securities (0.63% of Net Assets)	1/27/10 – 12/01/11	$27,840,500	$31,007,714
Templeton World Fund				
2,790,529	Templeton China Opportunities Fund, Ltd., Reg D			
	Total Restricted Securities (0.64% of Net Assets)	1/27/10 - 12/01/11	$27,886,000	$31,058,593

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Funds for the nine months ended May 31, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Templeton Foreign Fund							
Non-Controlled Affiliates							
Premier Foods PLC	146,668,042	-	132,725,694	13,942,348	$23,466,441	$ -	$(651,076)
Templeton China Opportunities Fund, Ltd., Reg D	2,780,842	5,116	-	2,785,958	31,007,714	-	-
Total Affiliated Securities (1.10% of Net Assets)					$54,474,155	$ -	$(651,076)
Templeton World Fund							
Non-Controlled Affiliates							
Templeton China Opportunities Fund, Ltd., Reg D	2,785,599	4,930	-	2,790,529	$31,058,593	$ -	$ -
Total Affiliated Securities (0.64% of Net Assets)							

6. INVESTMENT IN TEMPLETON CHINA OPPORTUNITIES FUND, LTD

The Funds invest in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Funds' investments in the China Fund are valued based upon the fair value of the China Fund's portfolio securities and other assets and liabilities.

7. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2012, in valuing the Funds' assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Templeton Foreign Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a,b]	$ 4,776,814,415	$ -	$ -	$ 4,776,814,415
Non-Registered Mutual Funds	-	-	31,007,714	31,007,714
Short Term Investments	-	127,652,031	-	127,652,031
Total Investments in Securities	$ 4,776,814,415	$ 127,652,031	$ 31,007,714	$ 4,935,474,160
Templeton World Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a,b]	$ 4,717,699,153	$ -	$ -	$ 4,717,699,153
Non-Registered Mutual Funds	-	-	31,058,593	31,058,593
Foreign Government and Agency Securities		6,794,782	-	6,794,782
Mortgage-Backed Securities	-	6,779,193	-	6,779,193
Short Term Investments	-	60,700,000	-	60,700,000
Total Investments in Securities	$ 4,717,699,153	$ 74,273,975	$ 31,058,593	$ 4,823,031,721

[a]Includes common and preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining a fund's fair value is presented when there are significant Level 3 investments at the end of the period.

8. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Statements of Investments and determined that no events have occurred that require disclosure.

For additional information on the Funds' significant accounting policies, please refer to the Funds' most recent semiannual or annual shareholder report.